Interpublic Group

Fourth Quarter & Full Year 2009
Earnings Conference Call
February 26, 2010

Overview – Fourth Quarter 2009

- Revenue decreased 5.3%, reflecting the difficult economic climate. The organic decrease was 8.2%

- We continued to manage costs aggressively
  - Severance expense was $71 million
  - Salaries and related expenses decreased 8.4% organically excluding incremental severance, with a 10.0% organic decrease in base salaries

- Diluted E.P.S. was $0.24 compared with $0.39

- Balance sheet and total liquidity remain strong

IPG

Reconciliation of organic change measures appear on pages 4 and 21.

Operating Performance

	Three Months Ended December 31, 2009	2008
Revenue	$ 1,801.2	$ 1,901.8
Salaries and Related Expenses	1,052.8	1,081.1
Office and General Expenses	475.1	484.2
Restructuring and Other Reorganization-Related Charges	5.3	5.9
Operating Income	268.0	330.6
Interest Expense	(37.9)	(48.0)
Interest Income	7.0	15.6
Other Income (Expense), net	29.1	(0.8)
Income Before Income Taxes	266.2	297.4
Provision for Income Taxes	108.1	65.7
Equity in Net Income of Unconsolidated Affiliates	1.6	1.0
Net Income	159.7	232.7
Net Income Attributable to Noncontrolling Interests	(23.3)	(15.7)
Net Income Attributable to IPG	136.4	217.0
Dividends on Preferred Stock	(6.9)	(6.9)
Allocation to Participating Securities	(0.1)	(0.3)
Net Income Available to IPG Common Stockholders	$ 129.4	$ 209.8
Earnings per share available to IPG common stockholders:		
Basic	$ 0.27	$ 0.45
Diluted	$ 0.24	$ 0.39
Weighted-average number of common shares outstanding:		
Basic	471.0	463.4
Diluted	568.4	562.7

(Amounts in Millions, except per share amounts)

IPG

Revenue

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2008	$ 1,901.8		$ 6,962.7	
Total change	(100.6)	(5.3%)	(935.1)	(13.4%)
Foreign currency	54.5	2.9%	(251.6)	(3.6%)
Net acquisitions/(divestitures)	0.8	-	69.1	1.0%
Organic	(155.9)	(8.2%)	(752.6)	(10.8%)
December 31, 2009	$ 1,801.2		$ 6,027.6	

Segments

	Three Months Ended December 31,				Twelve Months Ended December 31,			
			Change				Change	
	2009	2008	Total	Organic	2009	2008	Total	Organic
IAN	$ 1,557.5	$1,641.1	(5.1%)	(8.0%)	$5,112.5	$5,870.7	(12.9%)	(10.4%)
CMG	$ 243.7	$ 260.7	(6.5%)	(9.7%)	$ 915.1	$1,092.0	(16.2%)	(13.0%)

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliation of segment revenue change on page 17.

($ in Millions)

IPG

Geographic Revenue Change

	Three Months Ended December 31, 2009		Twelve Months Ended December 31, 2009	
	Total	Organic	Total	Organic
United States	(7.4%)	(7.3%)	(10.9%)	(11.3%)
International	(3.0%)	(9.2%)	(16.4%)	(10.2%)
United Kingdom	(1.3%)	(4.5%)	(25.2%)	(9.4%)
Continental Europe	(9.7%)	(14.6%)	(19.8%)	(12.6%)
Asia Pacific	(2.9%)	(11.5%)	(12.5%)	(11.0%)
Latin America	1.6%	(7.1%)	(13.0%)	(3.3%)
All Other Markets	9.0%	2.0%	(2.6%)	(9.4%)
Worldwide	**(5.3%)**	**(8.2%)**	**(13.4%)**	**(10.8%)**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliation on page 18.

Organic Revenue Growth

Trailing Twelve Months



Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09

See reconciliation on page 19.

Expenses

Salaries & Related

		2009		2008		Change $	Change Total	Change Organic
Three Months Ended December 31,	$	1,052.8	$	1,081.1	$	(28.3)	(2.6 %)	(6.3 %)
% of Revenue		*55.4%*		*56.5%*				
Three months severance	$	70.6	$	48.4	$	22.2	45.9 %	
% of Revenue		*3.9%*		*2.5%*				
Twelve Months Ended December 31,	$	3,961.2	$	4,342.6	$	(381.4)	(8.8 %)	(6.4 %)
% of Revenue		*65.7%*		*62.4%*				
Twelve months severance	$	165.5	$	88.3	$	77.2	87.4 %	
% of Revenue		*2.7%*		*1.3%*				

Office & General

		2009		2008		Change $	Change Total	Change Organic
Three Months Ended December 31,	$	475.1	$	484.2	$	(9.1)	(1.9 %)	(7.0 %)
% of Revenue		*26.4%*		*25.5%*				
Three months professional fees	$	37.7	$	40.5	$	(2.8)	(6.9 %)	
% of Revenue		*2.1%*		*2.1%*				
Twelve Months Ended December 31,	$	1,720.5	$	2,013.3	$	(292.8)	(14.5 %)	(11.8 %)
% of Revenue		*25.5%*		*25.9%*				
Twelve months professional fees	$	120.5	$	140.9	$	(20.4)	(14.5 %)	
% of Revenue		*2.0%*		*2.0%*				

See reconciliation of organic measures on page 20.

($ in Millions)

Adjusted Operating Margin

Trailing Twelve Months



10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(0.2%)
0.1%
(0.4%)
1.6%
2.7%
3.2%
4.1%
4.5%
5.8%
6.6%
7.4%
8.1%
8.7%
8.5%
7.3%
6.7%
5.7%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 23.

Debt Maturity Schedule

Total Debt including Convertible Notes = $1.9 billion



$800
$600
$400
$200
$0
$309
$36
$400 (A)
$200 (B)
$350
$600
2010
2011
2012
2013
2014
2017
Face Value as of December 31, 2009
Long-Term Debt
Other Short-Term Debt
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)

(A) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. If the puts are not exercised, the Notes mature March 2023.

(B) Discrete option to put 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. If the puts are not exercised, the Notes mature March 2023.

($ in Millions)

Balance Sheet – Current Portion

	December 31, 2009	December 31, 2008
CURRENT ASSETS:		
Cash and cash equivalents	$ 2,495.2	$ 2,107.2
Marketable securities	10.9	167.7
Accounts receivable, net	3,756.5	3,746.5
Expenditures billable to clients	1,100.1	1,099.5
Other current assets	275.0	366.7
Total current assets	**$ 7,637.7**	**$ 7,487.6**
CURRENT LIABILITIES:		
Accounts payable	$ 4,003.9	$ 4,022.6
Accrued liabilities	2,593.1	2,521.6
Short-term debt	308.6	332.8
Total current liabilities	**$ 6,905.6**	**$ 6,877.0**

($ in Millions)

Cash Flow

	Twelve Months Ended December 31, 2009	2008
NET INCOME	$ 143	$ 318
OPERATING ACTIVITIES		
Depreciation & amortization	232	282
Deferred taxes	89	52
Other non-cash items	58	46
Change in working capital, net	99	194
Other non-current assets & liabilities	(80)	(27)
Net cash provided by operating activities	541	865
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(72)	(106)
Capital expenditures	(67)	(138)
Business & investment purchases/sales, net	11	(6)
Net cash used in investing activities*	(128)	(250)
FINANCING ACTIVITIES		
Purchase of long-term debt	(779)	(191)
Debt issuance, net of costs	569	-
Decrease in short-term bank borrowings	-	(24)
Distributions to noncontrolling interests, net	(22)	(15)
Preferred stock dividends	(28)	(28)
Other	(7)	(19)
Net cash used in financing activities	(267)	(277)
Currency effect	85	(93)
Increase in Cash & S/T Marketable Securities	$ 231	$ 245

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 25.

($ in Millions)

Summary

- Revenue environment remained challenging in Q4, though we expect improvement as 2010 progresses
- We are managing costs effectively
- Strong financial resources are in place and we continue our conservative approach to liquidity
- Competitiveness of our brands and expense discipline have us well-positioned to fulfill our financial objectives as confidence in the economic recovery builds

IPG

Interpublic Group

Appendix

Operating Performance

	Twelve Months Ended December 31,	
	2009	2008
Revenue	$ 6,027.6	$ 6,962.7
Salaries and Related Expenses	3,961.2	4,342.6
Office and General Expenses	1,720.5	2,013.3
Restructuring and Other Reorganization-Related Charges	4.6	17.1
Operating Income	341.3	589.7
Interest Expense	(155.6)	(211.9)
Interest Income	35.0	90.6
Other Income, net	11.7	3.1
Income Before Income Taxes	232.4	471.5
Provision for Income Taxes	90.1	156.6
Equity in Net Income of Unconsolidated Affiliates	1.1	3.1
Net Income	143.4	318.0
Net Income Attributable to Noncontrolling Interests	(22.1)	(23.0)
Net Income Attributable to IPG	121.3	295.0
Dividends on Preferred Stock	(27.6)	(27.6)
Allocation to Participating Securities	(0.1)	(2.2)
Net Income Available to IPG Common Stockholders	$ 93.6	$ 265.2
Earnings per share available to IPG common stockholders:		
Basic	$ 0.20	$ 0.57
Diluted	$ 0.19	$ 0.52
Weighted-average number of common shares outstanding:		
Basic	468.2	461.5
Diluted	508.1	518.3

(Amounts in Millions, except per share amounts)

Cash Flow

	Three Months Ended December 31, 2009	2008
NET INCOME	$ 160	$ 233
OPERATING ACTIVITIES		
Depreciation & amortization	54	66
Deferred taxes	98	48
Other non-cash items	9	32
Change in working capital, net	426	353
Other non-current assets & liabilities	(8)	(13)
Net cash provided by operating activities	739	719
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(1)	(5)
Capital expenditures	(23)	(56)
Business & investment purchases/sales, net	6	6
Net cash used in investing activities*	(18)	(55)
FINANCING ACTIVITIES		
Purchase of long-term debt	(8)	-
Increase (decrease) in short-term bank borrowings	12	(1)
Distributions to noncontrolling interests, net	(1)	(5)
Preferred stock dividends	(7)	(7)
Other	(1)	(1)
Net cash used in financing activities	(5)	(14)
Currency effect	17	(83)
Increase in Cash & S/T Marketable Securities	$ 733	$ 567

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 25.

($ in Millions)

Depreciation and Amortization

	2009									
	Q1		Q2		Q3		Q4		YTD 2009	
Depreciation and amortization of fixed assets and intangible assets	$	41.8	$	42.7	$	42.0	$	43.4	$	169.9
Amortization of bond discounts and deferred financing costs		7.6		6.2		(0.8)		(0.9)		12.1
Amortization of restricted stock and other non-cash compensation		9.3		15.5		12.9		11.8		49.5
Total	$	58.7	$	64.4	$	54.1	$	54.3	$	231.5

	2008									
	Q1		Q2		Q3		Q4		YTD 2008	
Depreciation and amortization of fixed assets and intangible assets	$	43.1	$	43.2	$	44.2	$	42.8	$	173.3
Amortization of bond discounts and deferred financing costs		7.0		6.7		7.4		7.6		28.7
Amortization of restricted stock and other non-cash compensation		19.8		23.2		21.4		15.7		80.1
Total	$	69.9	$	73.1	$	73.0	$	66.1	$	282.1

($ in Millions)

Reconciliation of Segment Revenue Change

IAN

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2008	$ 1,641.1		$ 5,870.7	
Total change	(83.6)	(5.1%)	(758.2)	(12.9%)
Foreign currency	46.2	2.8%	(216.6)	(3.7%)
Net acquisitions/(divestitures)	0.8	-	69.1	1.2%
Organic	(130.6)	(8.0%)	(610.7)	(10.4%)
December 31, 2009	$ 1,557.5		$ 5,112.5	

CMG

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2008	$ 260.7		$ 1,092.0	
Total change	(17.0)	(6.5%)	(176.9)	(16.2%)
Foreign currency	8.3	3.2%	(35.0)	(3.2%)
Net acquisitions/(divestitures)	-	-	-	-
Organic	(25.3)	(9.7%)	(141.9)	(13.0%)
December 31, 2009	$ 243.7		$ 915.1	

($ in Millions)

Reconciliation of Geographic Revenue Change

Three Months Ended December 31

	2009	2008	Total Change	Foreign Currency	Net Acquisitions / (Divestitures)	Organic
United States	$ 909.7	$ 982.5	$ (72.8)	$ -	$ (0.9)	$ (71.9)
United Kingdom	141.5	143.4	(1.9)	4.5	-	(6.4)
Continental Europe	317.2	351.2	(34.0)	16.8	0.4	(51.2)
Asia Pacific	186.0	191.6	(5.6)	15.2	1.3	(22.1)
Latin America	101.0	99.4	1.6	8.7	-	(7.1)
All Other Markets	145.8	133.7	12.1	9.3	-	2.8
Worldwide	$ 1,801.2	$ 1,901.8	$ (100.6)	$ 54.5	$ 0.8	$ (155.9)

Twelve Months Ended December 31

	2009	2008	Total Change	Foreign Currency	Net Acquisitions / (Divestitures)	Organic
United States	$ 3,372.3	$ 3,786.3	$ (414.0)	$ -	$ 14.2	$ (428.2)
United Kingdom	458.5	612.9	(154.4)	(96.9)	-	(57.5)
Continental Europe	922.2	1,150.4	(228.2)	(85.0)	2.3	(145.5)
Asia Pacific	575.4	657.3	(81.9)	(13.9)	4.2	(72.2)
Latin America	307.3	353.4	(46.1)	(34.6)	-	(11.5)
All Other Markets	391.9	402.4	(10.5)	(21.2)	48.4	(37.7)
Worldwide	$ 6,027.6	$ 6,962.7	$ (935.1)	$ (251.6)	$ 69.1	$ (752.6)

"All Other Markets" includes Canada, Africa and the Middle East.

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
		Components of change during the period			
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5
12/31/08	6,554.2	71.5	87.6	249.4	6,962.7
3/31/09	6,680.3	(88.3)	114.7	96.1	6,802.8
6/30/09	6,863.4	(286.2)	139.2	(274.8)	6,441.5
9/30/09	7,043.5	(390.1)	115.2	(640.3)	6,128.2
12/31/09	6,962.7	(251.6)	69.1	(752.6)	6,027.6

($ in Millions)

IPG

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended			Twelve Months Ended		
	$		% Change	$		% Change
December 31, 2008	$	1,081.1		$	4,342.6	
Total change		(28.3)	(2.6%)		(381.4)	(8.8%)
Foreign currency		40.2	3.7%		(150.0)	(3.5%)
Net acquisitions/(divestitures)		(0.6)	(0.1%)		47.8	1.1%
Organic		(67.9)	(6.3%)		(279.2)	(6.4%)
December 31, 2009	$	1,052.8		$	3,961.2	

Office & General

	Three Months Ended			Twelve Months Ended		
	$		% Change	$		% Change
December 31, 2008	$	484.2		$	2,013.3	
Total change		(9.1)	(1.9%)		(292.8)	(14.5%)
Foreign currency		24.5	5.1%		(79.2)	(3.9%)
Net acquisitions/(divestitures)		0.2	-		24.9	1.2%
Organic		(33.8)	(7.0%)		(238.5)	(11.8%)
December 31, 2009	$	475.1		$	1,720.5	

($ in Millions)

Reconciliation of Expenses with Incremental Severance

Operating Expenses (Before Restructuring)

Three Months Ended	Operating Expenses (Before Restructuring) as Reported		Severance Expense		Operating Expenses (w/ Incremental Severance)	
	$	% Change	$	% Change of Op. Exp.	$	% Change of Op. Exp.
December 31, 2008	$ 1,565.3		$ 48.4		$ 1,565.3	
Total change	(37.4)	(2.4%)	22.2	1.4%	(37.4)	(2.4%)
Foreign currency changes	64.7	4.1%	(0.8)	(0.1%)	64.7	4.1%
Net acquisitions/(divestitures)	(0.4)	-	-	-	(0.4)	-
Organic (excluding Incremental Severance)					(124.7)	(8.0%)
Incremental Severance					23.0	1.5%
Total Organic	(101.7)	(6.5%)	23.0	1.5%	(101.7)	(6.5%)
December 31, 2009	$ 1,527.9		$ 70.6		$ 1,527.9	

Salaries & Related Expenses

Three Months Ended	Salaries & Related Expenses as Reported		Severance Expense		Salaries & Related Expenses (w/ Incremental Severance)	
	$	% Change	$	% Change of SRS	$	% Change of SRS
December 31, 2008	$ 1,081.1		$ 48.4		$ 1,081.1	
Total change	(28.3)	(2.6%)	22.2	2.1%	(28.3)	(2.6%)
Foreign currency changes	40.2	3.7%	(0.8)	(0.1%)	40.2	3.7%
Net acquisitions/(divestitures)	(0.6)	(0.1%)	-	-	(0.6)	(0.1%)
Organic (excluding Incremental Severance)					(90.9)	(8.4%)
Incremental Severance					23.0	2.1%
Total Organic	(67.9)	(6.3%)	23.0	2.1%	(67.9)	(6.3%)
December 31, 2009	$ 1,052.8		$ 70.6		$ 1,052.8	

($ in Millions)

Reconciliation of Expenses with Incremental Severance

Operating Expenses (Before Restructuring)

Twelve Months Ended	Operating Expenses (Before Restructuring) as Reported		Severance Expense		Operating Expenses (w/ Incremental Severance)	
	$	% Change	$	% Change of Op. Exp.	$	% Change of Op. Exp.
December 31, 2008	$ 6,355.9		$ 88.3		$ 6,355.9	
Total change	(674.2)	(10.6%)	77.2	1.2%	(674.2)	(10.6%)
Foreign currency changes	(229.2)	(3.6%)	(3.3)	(0.1%)	(229.2)	(3.6%)
Net acquisitions/(divestitures)	72.7	1.1%	0.6	-	72.7	1.1%
Organic (excluding Incremental Severance)					(597.6)	(9.4%)
Incremental Severance					79.9	1.3%
Total Organic	(517.7)	(8.1%)	79.9	1.3%	(517.7)	(8.1%)
December 31, 2009	$ 5,681.7		$ 165.5		$ 5,681.7	

Salaries & Related Expenses

Twelve Months Ended	Salaries & Related Expenses as Reported		Severance Expense		Salaries & Related Expenses (w/ Incremental Severance)	
	$	% Change	$	% Change of SRS	$	% Change of SRS
December 31, 2008	$ 4,342.6		$ 88.3		$ 4,342.6	
Total change	(381.4)	(8.8%)	77.2	1.8%	(381.4)	(8.8%)
Foreign currency changes	(150.0)	(3.5%)	(3.3)	(0.1%)	(150.0)	(3.5%)
Net acquisitions/(divestitures)	47.8	1.1%	0.6	-	47.8	1.1%
Organic (excluding Incremental Severance)					(359.1)	(8.3%)
Incremental Severance					79.9	1.8%
Total Organic	(279.2)	(6.4%)	79.9	1.8%	(279.2)	(6.4%)
December 31, 2009	$ 3,961.2		$ 165.5		$ 3,961.2	

($ in Millions)

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8
3/31/09	565.6	13.7	-	579.3
6/30/09	461.9	9.6	-	471.5
9/30/09	403.9	5.2	-	409.1
12/31/09	341.3	4.6	-	345.9

($ in Millions)

Reconciliation of Operating Margin Ex – Incremental Severance

	Twelve Months Ended December 31, 2009
Revenue	$ 6,027.6
Operating Income	341.3
Add: Incremental Severance	77.2
Operating Income (excluding Incremental Severance)	$ 418.5
Operating Margin	5.7%
Operating Margin (excluding Incremental Severance)	6.9%

($ in Millions)

Reconciliation of Investing Cash Flow

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008	Twelve Months Ended December 31, 2009	Twelve Months Ended December 31, 2008
INVESTING ACTIVITIES				
Net cash used in investing activities per presentation	$ (18)	$ (55)	$ (128)	$ (250)
Purchase, sale and maturities of short-term marketable securities, net	-	(151)	157	(154)
Reported net cash used in investing activities	$ (18)	$ (206)	$ 29	$ (404)

($ in Millions)

Acquisition Payment Obligations[1]



$100
$80
$60
$40
$20
$0
$78 (2)
$64
$82
$41
$37
$6
2009
2010
2011
2012
2013
2014+
Actual
Estimated

(1) Excludes compensation expense.

(2) Includes payments of $6 relating to transactions with consolidated subsidiaries where we have increased our ownership interests, which are classified within the financing section of the Consolidated Statement of Cash Flow, rather than the investing section.

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline by Client Sector
SALARIES & RELATED (% of revenue)	Trailing Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Trailing Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
ORGANIZATIONAL SIMPLIFICATION	Legal Entity Count
REAL ESTATE	Total Square Feet
CAPITAL EXPENDITURES	by Category
FINANCIAL	Available Liquidity $335 Million 3-Year Credit Facility Covenants

IPG

Revenue by Discipline


Marketing Services
42%
58%
Advertising & Media

$6,027.6

December 31, 2009

YTD

Unaudited data

($ in Millions)

Revenue by Client Sector

Top 100 Clients for the years ended December 31



2009
Health/ Personal Care 21%
Tech & Telecom 23%
Auto & Transportation 11%
Food & Beverage 13%
Packaged Goods 9%
Financial Services 7%
Retail 6%
Other 10%



2008
Health/ Personal Care 19%
Tech & Telecom 25%
Auto & Transportation 13%
Food & Beverage 12%
Packaged Goods 8%
Financial Services 8%
Retail 6%
Other 9%

Approximately 55% of consolidated revenue

Unaudited data

Salaries & Related Expenses



% of Revenue, Trailing Twelve Months
70.0%
65.0%
60.0%
65.7%
62.4%
63.2%
TTM 12/31/09
TTM 12/31/08
TTM 12/31/07

Salaries & Related Expenses (% of Revenue)

Three and Twelve Months Ended December 31



Base, Benefits & Tax
60.0%
56.0%
52.0%
48.0%
44.0%
40.0%
45.0%
45.3%
54.5%
51.6%
Three Months
Twelve Months
Incentive Expense
4.0%
3.0%
2.0%
1.0%
0.0%
2.9%
2.3%
2.9%
3.4%
Three Months
Twelve Months
Severance Expense
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.9%
2.5%
2.7%
1.3%
Three Months
Twelve Months
Temporary Help
4.0%
3.0%
2.0%
1.0%
0.0%
2.8%
2.7%
2.8%
3.1%
Three Months
Twelve Months
2009
2008

"All Other Salaries & Related", not shown, was 3.8% and 4.0% for the three months ended December 31, 2009 and 2008, respectively, and 2.8% and 3.0% for the twelve months ended December 31, 2009 and 2008, respectively.

Office & General Expenses



% of Revenue, Trailing Twelve Months
33.0%
31.0%
29.0%
27.0%
25.0%
28.5%
28.9%
31.2%
TTM 12/31/09
TTM 12/31/08
TTM 12/31/07

Office & General Expenses (% of Revenue)

Three and Twelve Months Ended December 31



Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
2.1%
2.1%
2.0%
2.0%
Three Months
Twelve Months
Occupancy Expense (ex-D&A)
10.0%
9.0%
8.0%
7.0%
6.0%
7.6%
6.9%
8.6%
7.6%
Three Months
Twelve Months
T&E, Office Supplies & Telecom
5.0%
4.0%
3.0%
2.0%
1.0%
3.4%
3.9%
3.6%
4.3%
Three Months
Twelve Months
All Other O&G
16.0%
14.0%
12.0%
10.0%
13.3%
12.6%
14.3%
15.0%
Three Months
Twelve Months
2009
2008

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Organizational Simplification

Legal Entity Count*

Year-End



1,600
1,400
1,200
1,000
800
1,475
1,350
1,200
1,100
1,050
950
2004
2005
2006
2007
2008
2009

* Numbers are approximate as of year-end.

Real Estate

Total Square Feet

Year-End



15
10
5
0
24
2.4
21
1.6
1.9
11.9
11.4
109
10.9
10.0
2005
2006
2007
2008
2009
Occupied
Sublease/Vacant

(Amounts in Millions)

Capital Expenditures

Capital expenditures by category: technology, real estate and other


$160
$120
$80
$40
$0
$3.1
$54.0
$71.0
$3.0
$75.0
$69.0
$2.0
$78.0
$58.0
$1.0
$30.0
$36.0
2006
2007
2008
2009
Technology
Real Estate
Other

($ in Millions)

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facilities



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$241(1)
$2,506
$241
$1,772
$241(2)
$1,771
$957
$1,659
$957
$2,275
12/31/2009
9/30/2009
6/30/2009
3/31/2009
12/31/2008
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facilities

(1) In January 2010, we replaced the equivalent of $67 of the letters of credit outstanding under the 2008 Credit Agreement with letters of credit issued under a new letter of credit facility.

(2) $750.0 Credit Agreement expired on June 15, 2009.

($ in Millions)

$335 Million 3-Year Credit Facility Covenants*

Covenants as of December 31, 2009

I.	Interest Coverage Ratio (not less than):	3.75x
	Actual Interest Coverage Ratio:	4.20x
II.	Leverage Ratio (not greater than):	3.75x
	Actual Leverage Ratio:	3.47x
III.	EBITDA (not less than):	$520.0
	Actual EBITDA:	$560.6

<u>EBITDA Reconciliation</u>

Operating Income:	$341.3
+ Depreciation and amortization	219.3
+ Non-cash charges	-
EBITDA:	$560.6

<u>Interest Expense Reconciliation</u>

Interest Expense:	$155.6
- Interest Income	35.0
- ELF Warrant amortization and other	14.6
+ Preferred Stock Dividends	27.6
Net Interest Expense as defined:	$133.6

*Facility is not drawn on as of December 31, 2009. As of that date, there was $94.5 in outstanding letters of credit.

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG